UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2006

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6670 SPRINGLAKE ROAD, KEYSTONE HEIGHTS, FLORIDA	32656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 352-473-6673

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2006, the Board of Directors of the registrant approved the terms of agreements with each of John E. Presley and Erik Wiisanen under which all of their unused vacation time accrued for service prior to January 1, 2006 will be paid by issuance of shares of registrant’s common stock valued at $15,000 each pursuant to the registrant’s 2004 Employee Stock Incentive Plan. The agreements also provide for a limitation on the amount of vacation time that may be accrued for their employment after December 31, 2005. Once the employee has accrued a total of three weeks of unused vacation time, no additional vacation time will be earned or accrued.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.
(Registrant)

Date: March 20, 2006	By:	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial Officer, Secretary, and Treasurer